===============================================================================

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

     Date of Report (date of earliest event reported): February 23, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)



                   DELAWARE                             43-0618919
      (State or other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation or organization)

          2503 SOUTH HANLEY ROAD
           ST. LOUIS, MISSOURI                            63144
(Address of principal executive offices)                (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)


===============================================================================

ITEM 9.     REGULATION FD DISCLOSURE.

            Attached and incorporated herein by reference as Exhibit
99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that the Company has entered into an agreement with HuGang New Asiatic, a division of Shanghai Pharmaceutical Co., Ltd., to market Gynazole-1(R) in the People's Republic of China. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

                                    * * *

                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2004

                                       K-V PHARMACEUTICAL COMPANY




                                       By: /s/ Gerald R. Mitchell
                                           -------------------------------
                                           Gerald R. Mitchell
                                           Vice President, Treasurer and
                                           Chief Financial Officer


                                    -3-